UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 1, 2018

KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On October 1, 2018, Kimball Electronics, Inc. (the “Company”), acting through its wholly-owned subsidiaries, closed on its acquisition of substantially all the assets and assumption of certain liabilities of GES Holdings, Inc., Global Equipment Services and Manufacturing, Inc., and its subsidiaries (collectively referred to as “GES”), which was initially disclosed in the Company’s Current Report on Form 8-K filed on May 17, 2018 and further discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

The total purchase price was approximately $50 million in cash plus assumed liabilities, subject to certain post-closing working capital adjustments. The cash purchase price was funded primarily with the Company’s primary credit facility.

The Company’s press release announcing the closing of the acquisition is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Certain statements contained within this document are considered forward-looking under the Private Securities Litigation Reform Act of 1995. The statements may be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “forecasts,” “seeks,” “likely,” “future,” “may,” “might,” “should,” “would,” “will,” and similar expressions. These forward-looking statements are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, global economic conditions, geopolitical environment, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, impact related to tariffs and other trade barriers, and increased competitive pricing pressures reflecting excess industry capacities. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics are contained in our Annual Report on Form 10-K for the year ended June 30, 2018.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
99.1	Press Release dated October 1, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer
Date: October 1, 2018